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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LecTec Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rodney A. Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ Rodney A. Young
                                     ------------------------------------------
                                     Rodney A. Young
                                     Chief Executive Officer & President
                                     (principal executive and financial officer)
                                     May 14, 2003



A signed original of this written statement as required by Section 906 has been provided to LecTec Corporation and will be retained by LecTec Corporation and furnished to the Securities and Exchange Commission or its staff upon request.